UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 17, 2021

COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐

Rayonier, L.P.:	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.: ☐
Rayonier, L.P.: ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 12, 2021, Rayonier, L.P. (the “Company” or the “Issuer”), Rayonier Inc. (“Rayonier”), Rayonier Operating Company LLC (“Rayonier Operating Company”) and Rayonier TRS Holdings Inc. (“TRS Holdings,” and together with Rayonier and Rayonier Operating Company, the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (the “Underwriters”), to sell an aggregate of $450.0 million principal amount of the Company’s 2.750% Senior Notes due 2031 (the “Notes”) to the Underwriters. The Underwriting Agreement includes the terms and conditions of the offer and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The offering and sale of the Notes was made pursuant to the Company’s effective shelf registration statement on Form S-3ASR and by means of a prospectus supplement filed with the Securities and Exchange Commission on May 13, 2021.
The Notes were issued under (1) a senior debt indenture, dated as of September 9, 2020 (the “Base Indenture”), among the Issuer, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and (2) a first supplemental indenture, dated as of May 17, 2021 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Guarantors and the Trustee. The Notes bear interest at a rate of 2.750% per year, payable semiannually on May 17 and November 17 of each year, beginning on November 17, 2021. The Notes were issued at a price equal to 99.195% of their face value, and will mature on May 17, 2031.
The Company intends to use the net proceeds from the offering of the Notes to repay the $250.0 million outstanding under Rayonier Operating Company’s 2020 incremental term loan facility, and the remainder for general corporate purposes, which may also include repayment of the Company’s 3.750% senior notes due 2022 at or prior to maturity. The Notes are the Issuer’s unsecured and unsubordinated indebtedness and rank equally with all of the Issuer’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Notes initially are fully, unconditionally and jointly and severally guaranteed on a senior unsecured basis by the Guarantors. In the future, the guarantees may be released or terminated under certain circumstances. The guarantees are the unsecured and unsubordinated obligations of each Guarantor and rank equally with each Guarantor’s current and future unsecured and unsubordinated indebtedness. The Notes and the guarantees effectively rank junior to any of the Issuer’s and the Guarantors’ current and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes are not guaranteed by all of Rayonier’s subsidiaries and are therefore effectively subordinated to all existing and future liabilities of Rayonier’s subsidiaries that are not guaranteeing the Notes (excluding any amounts owed by such subsidiaries to the Issuer).
The Indenture, among other things, contains covenants that will limit the Issuer’s ability to:

•	incur secured indebtedness;

•	enter into certain sale and leaseback transactions; and

•	enter into certain mergers, consolidations and transfers of substantially all of its assets.
These covenants are subject to important limitations and exceptions that are described in the Indenture.
The Notes are redeemable at the Issuer’s option, in whole or in part, at any time prior to February 17, 2031 at a redemption price equal to the greater of (i) 100% of principal amount of the Notes being redeemed and (ii) the discounted present value at the Treasury Rate (as defined in the First Supplemental Indenture), plus 20 basis points, plus accrued and unpaid interest thereon to the date of redemption. The Notes are redeemable at the Issuer’s option, in whole or in part, at any time on or after February 17, 2031 at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to the date of redemption.

Upon the occurrence of a Change of Control Triggering Event (which is defined in the First Supplemental Indenture and includes both a Change of Control (as defined in the First Supplemental Indenture) and a ratings downgrade to below investment grade by each rating agency) with respect to the Notes, the Issuer will be required to make an offer to repurchase the Notes at 101% of their principal amount plus accrued and unpaid interest, if any, accrued to, but not including, the repurchase date, unless the Notes have already been called for redemption and all conditions precedent applicable to such redemption have been satisfied or waived. The definition of the term “Change of Control Triggering Event” contained in the First Supplemental Indenture is limited and does not cover a variety of transactions (such as certain acquisitions, recapitalizations or “going private” transactions).
Copies of the Underwriting Agreement, the Base Indenture and the First Supplemental Indenture are filed herewith as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference. The form of Note issued pursuant to the First Supplemental Indenture is included as Exhibit A to the First Supplemental Indenture and incorporated herein by reference. The description of the Underwriting Agreement, the Indenture and the Notes in this Form
8-K
is a summary and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the form of Note.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On May 17, 2021, the Issuer issued $450.0 million aggregate principal amount of the Notes in an underwritten public offering. The Notes are governed by the Indenture and initially are fully and unconditionally and jointly and severally guaranteed on a senior unsecured basis by the Guarantors.
Additional terms and conditions are contained in Item 1.01 to this Form
8-K
and are incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits .

Exhibit No.	Exhibit Description

1.1
Underwriting Agreement, dated May 12, 2021, among Rayonier, L.P., Rayonier Inc., Rayonier TRS Holdings, Inc., and Rayonier Operating Company, LLC and J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein.

4.1
Senior Debt Indenture, dated as of September 9, 2020, by and among Rayonier, L.P., Rayonier Inc., the guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee. (Incorporated by reference to Exhibit 4.8 to the Registrant’s September 10, 2020 Registration Statement on Form S-3).

4.2
First Supplemental Indenture relating to the 2.750% Senior Notes due 2031, dated May 17, 2021, among Rayonier, L.P., as issuer, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of Note for 2.750% Senior Notes due 2031 (contained in Exhibit A to Exhibit 4.2).

5.1	Opinion of Jones Day

5.2	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included in Exhibit 5.2)

23.3	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary
May 17, 2021